Exhibit 10.13a

Schedule of Omitted Mortgage Agreements

(Fixed Rate Pools)

The agreements listed below are substantially identical in all material respects to the Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents and to Assignment of Leases and Rents and Security Deposits to be entered into by Ashford Philadelphia Annex LP (f/k/a Ashford Philadelphia Annex, LLC) for the benefit of U.S. Bank National Association, as Trustee, successor-in-interest to Bank of America, N.A., as Trustee, successor-in-interest to Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32, as successor-in-interest to Wachovia Bank, National Association, filed as Exhibit 10.12, except as to the name of the borrower, the name and legal description of the property and certain state-specific requirements or conventions related to the name of the document, the mechanics of perfection of a security interest in real property in the applicable state and state-specific remedies available to lender. These agreements are not being filed as exhibits in reliance on Instruction 2 to Item 601 of Regulation S-K.

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing, dated as of April 11, 2007, by Ashford Plano-M LP for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2007-C33, as successor-in- interest to Wachovia Bank, National Association.

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing, dated as of April 11, 2007, by Ashford San Francisco II LP for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2007-C31, as successor-in-interest to Wachovia Bank, National Association.

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing, dated as of April 11, 2007, by Ashford Seattle Downtown LP for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2007-C31, as successor-in-interest to Wachovia Bank, National Association.

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing, dated as of April 11, 2007, by Ashford Seattle Waterfront LP for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2007-C33, as successor-in-interest to Wachovia Bank, National Association.

•	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated as of April 11, 2007, by Ashford Tampa International Hotel LP for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2007-C33, as successor-in-interest to Wachovia Bank, National Association.